WARRANT PURCHASE AGREEMENT


     WARRANT PURCHASE AGREEMENT (the "Agreements"), dated as of January 30, 1995, between CDI Group, Inc. (the "Company") and the Holder (as defined below) listed on the signature pages hereof.

                              W I T N E S S E T H:

     WHEREAS, the Company, Community Distributors, Inc. (as surviving corporation of the merger of Newrxco, Inc. with and into Community Distributors, Inc., the "Borrowers"), the financial institutions from time to time party thereto (the "Banks") and Banque Paribas, as agent for such Banks (the "Agent"), are parties to a Credit Agreement of even date herewith (as the same shall be amended, modified and supplemented and in effect from time to time, the "Credit Agreements");

     WHEREAS, in order to induce Banque Paribas, individually and as Agent, to enter into the Credit Agreement, the Company has authorized the issuance of the Warrants (as defined below) which are exercisable, pursuant to the terms and conditions thereof, for Class A Common Stock (as defined below) of the Company; and

     WHEREAS, the Holder desires to subscribe for, and the Company desires to issue to the Holder, upon the terms and conditions set forth herein, the Warrants substantially in the form of Exhibit A hereto (the "Warrants");

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions.

     1.01 Definitions. The following terms, as used herein, shall have the following respective meanings:

     "Class A Common Stock" shall mean the Company's authorized Class A Voting Common Stock, $.00001 par value per share.

     "Class B Common Stock" shall mean the Company's authorized Class B Non-Voting Common Stock, $.00001 par value per share.

     "Common Stock" shall mean and include the Company's Class A Common Stock and Class B Common Stock as constituted on the date hereof.

     "Exercise Period" shall mean the period of time from January 30, 1995 until 5:30 P.M., local time in New York City, on the tenth anniversary thereof.

     "Holder" shall mean the holder of any Warrant or Warrant Share.

     "Investors" shall mean BancBoston Ventures Inc. and Harvest Partners, Inc.

     "Investor Securities Purchase Agreement" shall mean the Investor Securities Purchase Agreement, dated as of January 30, 1995 among the Company, the Investors and the other parties signatory thereto, as such agreement shall be amended, modified and supplemented from time to time in accordance with the provisions thereof.

     "Paribas" shall mean Banque Paribas, acting through its Cayman Islands Branch.

     "Person" shall mean an individual, a corporation, a company, a voluntary association, a partnership, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

     "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated as of January 30, 1995 among the Company, the Investors and the other parties signatory thereto, as such agreement shall be amended, modified and supplemented from time to time in accordance with the provisions thereof.

     "Required Holders" shall mean the holders of more than 50% of all Warrant Shares (assuming the full exercise of all Warrants).

     "Stockholder" shall mean each of the Company's stockholders.

     "Stockholders' Agreement" shall mean the Stockholders' Agreement, dated as of January 30, 1995, among the Company, the Investors and the other parties signatory thereto, as such agreement shall be amended, modified and supplemented from time to time in accordance with the provisions thereof.

     "Warrant" shall mean a Warrant substantially in the form of Exhibit A hereto, and any Warrant or Warrants issued upon transfer of, or in substitution therefor.

     "Warrantholder" shall mean the holder of any Warrant.

     "Warrant Share" shall mean any share of Common Stock issued or issuable upon exercise of any Warrant. For purposes of this Agreement, a Warrant Share shall be "outstanding" from and after the date hereof until the redemption or cancellation of such Warrant Share (or, if the related Warrant has not been exercised, the expiration, repurchase or cancellation of such Warrant) by the Company.

     Section 2. Terms and Conditions of Issuance of Warrant.

     2.01 Issuance of the Warrant. In consideration of the premises and other good and valuable consideration, the Company hereby agrees to (i) issue on the date hereof to the Holder listed on the signature pages hereto a Warrant to purchase 16,667 shares of Common Stock (as such number may be adjusted as provided in the Warrant) and (ii) deliver to the Holder a legal opinion dated the date hereof and addressed to the Holder, in form and substance satisfactory to the Holder, in connection with the issuance of the Warrant from counsel satisfactory to the Holder.

     2.02 Warrant Shares. The Warrant to be issued on the date hereof under this Agreement shall entitle the Holder to exercise such Warrant for 16,667 shares of Common Stock (as such number may be adjusted as provided in the Warrant) representing as of the date hereof the right to receive shares of Common Stock equal to 4% of the total Common Stock (determined on a fully diluted basis after giving effect only to the issuance of all Warrant Shares).

     Section 3. Representations and Warranties of the Company. The Company represents and warrants to the Holder as follows:

     3.01 Incorporation of Representations and Warranties. The representations and warranties of the Company contained in the Credit Agreement and in the Investor Securities Purchase Agreement are each incorporated herein by reference and made a part hereof as if set forth herein and such representations and warranties are true and correct in all material respects on the date hereof.

     3.02 Authorization. The Company has all necessary power and authority to execute, deliver and perform its obligations under this Agreement, the Stockholders' Agreement, the Investor Securities Purchase Agreement and the Registration Rights Agreement and the Warrant and to issue and deliver the Warrant and Warrant Shares; the execution, delivery and performance by the Company of this Agreement, the Stockholders' Agreement, the Investor Securities Purchase Agreement and the Registration Rights Agreement and the Warrant have been duly authorized by all necessary action; each of this Agreement, the Stockholders' Agreement, the Investor Securities Purchase Agreement and the Registration Rights Agreement and the Warrant has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to creditors' rights generally or by general equitable principles.

     3.03 Valid Issuances. The Warrant, when issued and delivered pursuant hereto, and the Warrant Shares when issued and delivered pursuant to the Warrants, will be validly issued, fully paid and non-assessable and are not subject to any preemptive rights, rights of first refusal or rights of first offer except as set forth in the Stockholders' Agreement. Sufficient shares of authorized but unissued Class A Common Stock have been reserved by all necessary corporate action in connection with the exercise of the Warrant and the issuance of the Warrant Shares upon exercise thereof. Except for the registration rights as set forth in the Registration Rights Agreement, the Company is not under any obligation to cause the registration of any of its presently outstanding securities or any of its securities which hereafter may be issued.

     3.04 No Breach. Except for securities law filings required pursuant to the Registration Rights Agreement, none of the execution, delivery or performance of this Agreement, the Stockholders' Agreement, the Investor Securities Purchase Agreement, the Registration Rights Agreement and the Warrants, the consummation of the transactions herein or therein contemplated, including the issuance and delivery of the Warrant and, upon the exercise of the Warrant, the Warrant Shares, or compliance with the terms and provisions hereof or thereof will conflict with or result in a breach of, or require any consent under, the Certificate of Incorporation or By-Laws of the Company, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound or to which any of its properties or assets is subject, or constitute a default under any such agreement or instrument or result in the creation or imposition of any lien upon any of the revenues or assets of the Company or any of its subsidiaries pursuant to the terms of any such agreement or instrument.

     3.05 Approvals. Except for securities law filings required pursuant to the Registration Rights Agreement, no authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, which have not already been made or obtained, are necessary for the execution, delivery or performance by the Company of this Agreement, the Stockholders' Agreement, the Investor Securities Purchase Agreement, the Registration Rights Agreement or the Warrants, the consummation of the transactions contemplated herein and therein or the validity or enforceability hereof or thereof.

     3.06 Capitalization. The authorized capital of the Company on the date hereof consists of (i) 7,500 shares of Preferred Stock, $1.00 par value per share, (ii) 600,000 shares of Class A Common Stock and (iii) 600,000 shares of Class B Common

Stock. Schedule I hereto lists each of the Stockholders on the date hereof, the number and class of shares of Common Stock owned by each such Stockholder and the percentage of the total issued and outstanding shares of Common Stock owned by each such Stockholder. Except as set forth in Schedule I hereto, there are no other authorized, issued or outstanding shares of capital stock of the Company and there are not any outstanding or authorized options, warrants, rights, subscriptions, claims of any character, agreements, obligations, convertible or exchangeable securities, or other commitments, contingent or otherwise, relating to capital stock of the Company pursuant to which the Company is or may become obligated to issue shares of capital stock or any securities convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of the capital stock of the Company.

     3.07 Offer of Warrants. Neither the Company nor any Person acting on its behalf has directly or indirectly offered the Warrant or any part thereof or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Holder. Neither the Company nor any Person acting on its behalf has taken or will take any action which would subject the issuance and sale of the Warrant to the provisions of Section 5 of the Securities Act, or to the provisions of any state securities law requiring registration of securities, notification of the issuance or sale thereof or confirmation of the availability of any exemption from such registration except pursuant to the Stockholders' Agreement.

     Section 4. Miscellaneous.

     4.01 Expenses. The Company agrees to pay or cause to be paid all fees and disbursements of the Holder (including reasonable fees and expenses of one counsel selected by the Required Holders) in connection with the purchase and sale of the Warrant as contemplated by this Agreement or any amendments thereto and the fees and disbursements of the Holder (including reasonable fees and expenses of one counsel selected by the Required Holders) in connection with the negotiation, execution, delivery and enforcement of this Agreement, the Stockholders' Agreement, the Investor Securities Purchase Agreement, the Registration Rights Agreement or the Warrant or any waiver or consent hereunder or thereunder or any amendment hereof or thereof. In addition, the Company agrees to pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the Stockholders' Agreement, any Warrant or the issuance or transfer of the Warrant.

     4.02 Notices. All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made by telex, telegraph, telecopy, cable or other writing and telexed, telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at the

"Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a notice to the Company given in accordance with this Section 4.02. All such communications shall be deemed to have been duly given when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

     4.03 Exclusion. This Agreement and the Warrants shall be binding upon, and inure solely to the benefit of the Company and the Holder, and no other Person shall acquire or have any right under or by virtue of this Agreement or the Warrants (other than any such Person to whom the Holder has transferred an interest in the Warrants pursuant to the terms thereof and hereof). Any Person who acquires any Warrant or Warrant Shares shall be subject to the terms and provisions of the Stockholders' Agreement as if it were an original signatory thereto.

     4.04 Specific Performance. The Company acknowledges and agrees that in the event of any breach of this Agreement or the Warrants by the Company, the Holder would be irreparably harmed and could not be made whole by monetary damages. The Company accordingly agrees (i) to waive the defense in any action for specific performance that a remedy at law would be adequate, and (ii) that the Holder, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement or the Warrants in any action instituted in the United States District Court for the Southern District of New York, or, in the event such Court would not have jurisdiction for such action, in any court of the United States or any state thereof having subject matter jurisdiction for such action.

     4.05 Warrantholder Not a Shareholder. Prior to the exercise of any of its Warrants, the Warrantholder shall not, except as specifically provided herein and in the Stockholders' Agreement, be entitled to any of the rights of, or be deemed to be, a stockholder in the Company.

     4.06 No Waivers. No failure or delay by any party in exercising any rights, power or privilege hereunder or under the Warrants shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

     4.07 Amendments and Waivers. Any provision of this Agreement or the Warrants may be amended or waived if, but only if, such amendment or waiver is in writing and signed by the Company and the Required Holders.

     4.08 GOVERNING LAW. THIS AGREEMENT AND THE WARRANTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     4.09 Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be an original, with the same effect as if the signatories hereto and hereto were upon the same instrument.

                                      * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                              CDI GROUP, INC.





                              By /s/ Frank Marfino
                                 -----------------------------------------
                                 Title: President

                              Address for Notices:

                              251 Industrial Parkway
                              Somerville, NJ 08876
                              Attention: Frank Marfino
                              Telephone No.: (908) 722-8700
                              Facsimile No.: (908) 722-2902


                              HOLDER
                              ------

                              BANQUE PARIBAS, acting by and through its Cayman Island Branch



                              By /s/ Stephen Eisenstein
                                 -----------------------------------------
                                 Title: VP

                              By /s/ [ILLEGIBLE]
                                 -----------------------------------------
                                 Title:


                              Address for Notices

                              787 Seventh Avenue
                              New York, New York 10019
                              Attention: Stephen Eisenstein
                              Telephone No.: (212) 841-2000
                              Facsimile No.: (212) 841-2333

                                                                      SCHEDULE I
                                                                      ----------


                                 Capitalization
                                 --------------


                                  Capital                    Percentage of
  Stockholders                  Stock Owned               Total Capital Stock
  ------------                  -----------               -------------------

                                                                    EXHIBIT A
                                                                       TO
                                                                WARRANT PURCHASE
                                                                    AGREEMENT
                                                                ----------------




               THIS WARRANT, AND THE WARRANT SHARES ISSUABLE UPON
               EXERCISE HEREOF, HAVE NOT BEEN REGISTERED UNDER THE
              SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE TRANS-
            FERRED ONLY IN ACCORDANCE WITH SECTION 5 OF THIS WARRANT.
            THIS WARRANT, AND THE WARRANT SHARES ISSUABLE UPON EXER-
                CISE HEREOF, ARE ALSO SUBJECT TO THE STOCKHOLDER
            AGREEMENT, DATED AS OF JANUARY 30, 1995, AMONG CDI GROUP,
               INC., BANCBOSTON VENTURES INC., HARVEST TECHNOLOGY
           PARTNERS, L. P. AND THE OTHER PARTIES SIGNATORY THERETO. A
              COPY OF SUCH STOCKHOLDER AGREEMENT WILL BE FURNISHED
             WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON
                                WRITTEN REQUEST.



                          COMMON STOCK PURCHASE WARRANT


     Representing Rights To Purchase 16,667 Warrant Shares of Class A Common Stock of CDI Group Inc.

WARRANT NO. 1

     This certifies that, for value received, Banque Paribas, acting through its Cayman Islands Branch ("Paribas") and its successors or assigns (the "Holders) is entitled, subject to the terms and conditions hereinafter set forth at any time and from time to time until January 30, 2005 or, in the event that on such date the Holder shall not have received 30 days prior written notice of the expiration of the Exercise Period of the Warrants pursuant to Section 8(g), such later date on which the Holder shall have had such notice of the expiration of the Exercise Period for at least 30 consecutive days (the "Expiration Date") to purchase up to a total of 16,667 shares (as such number of shares may be adjusted pursuant to Section 7, the "Warrant Shares") of Class A Common Stock, at a price per share equal to the Exercise Price in lawful funds of the United States of America. This Warrant is issued to the Holder (together with such other warrants as may be issued in exchange, transfer or replacement of this Warrant, the "Warrants") and entitles the Holder to purchase the Warrant Shares.

     This Warrant is subject to the following further terms and conditions:


     1. DEFINITIONS

     "Affiliate" shall have the meaning given such term in the Credit Agreement.

     "Bank" shall mean any financial institution constituting a "Bank" pursuant to the terms of the Credit Agreement.

     "Borrower"   shall  mean   Community   Distributors,   Inc.,  as  surviving
corporation of the merger of NewRxCo, Inc. with and into Community Distributors, Inc., a Delaware corporation.

     "Class A Common Stock" shall mean the Company's authorized Class A Voting Common Stock, $.00001 par value per share.

     "Class B Common Stock" shall mean the Company's authorized Class B Non-Voting Common Stock, $.00001 par value per share.

     "Commission" shall mean the Securities and Exchange Commission and any other similar or successor agency of the federal government of the United States of America then administering the Securities Act or the Exchange Act.

     "Common Stock" shall mean and include each of the Company's authorized Class A Common Stock and Class B Common Stock as constituted at the Date of Issuance.

     "Company" shall mean CDI Group, Inc., a Delaware corporation, together with any corporation which shall succeed to or assume the obligations hereunder of the Company.

     "Credit Agreement" shall mean the Credit Agreement, dated as of January 30, 1995, among the Company, the Borrower, the Banks and Banque Paribas, as Agent, as such agreement may be amended, modified or supplemented from time to time.

     "Credit Agreement Debt" shall have the meaning given to such term in
Section 8.1(i).

     "Date of Issuance" shall have the meaning given to such term in Section 11.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar or successor federal statute, and the rules and regulations thereunder of the Commission or any other federal agency then administering the Exchange Act, all as the same shall be in effect at the time.

     "Exercise Agreement" shall have the meaning given to such term in Section 4.3.

     "Exercise Event" shall have the meaning given to such term in Section 4.1.

     "Exercise Period" shall have the meaning given to such term in Section 4.1.

     "Exercise Price" shall mean $.001 per Warrant Share as adjusted as provided for herein.

     "Exercise Time" shall have the meaning given to such term in Section
4.2(a).

     "Expiration Date" shall have the meaning given to such term in the preamble hereto.

     "Holder" shall have the meaning given to such term in the preamble hereto.

     "Investor Securities Purchase Agreement" shall mean the Investor Securities Purchase Agreement, dated as of January 30, 1995, among the Company, the Investors and the other parties signatory thereto, as such Agreement shall be amended, modified, and supplemented from time to time in accordance with the provisions thereof.

     "Investors" shall mean BancBoston Ventures Inc. and Harvest Technology Partners, L.P.

     "Majority of the Warrant Interests" shall mean the Holders of a majority of all Warrant Shares (assuming the exercise of all Warrants).

     "Offering Price" shall have the meaning given to such term in Section 7. l(b).

     "OID" shall have the meaning given to such term in Section 8.1(f).

     "Paribas" shall have the meaning given to such term in the preamble hereto.

     "Person" shall mean a corporation, an association, a partnership, an organization, a business, an individual or a government or political subdivision thereof or any governmental agency.

     "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated as of January 30, 1995, among the Company, the Investors and the other parties signatory thereto, as such agreement shall be amended, modified and supplemented from time to time in accordance with the provisions thereof.

     "Regulation Y" shall mean Regulation Y of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

     "Rights" shall have the meaning given to such term in Section 7.1(b).

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations thereunder of the Commission or any other federal agency then administering the Securities Act, all as the same shall be in effect at the time.

     "Shareholders Agreement" shall mean the Stockholder Agreement, dated as of January 30, 1995 among the Company, the Investors and the other parties signatory thereto, as the same may be modified, supplemented or amended from time to time pursuant to the terms thereof.

     "Transfer" shall include any sale, transfer, assignment or other disposition of this Warrant or Warrant Shares, or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

     "Warrant" shall have the meaning given such term in the preamble hereto.

     "Warrant Shares" shall have the meaning given to such term in the preamble hereto.

     All terms used in this Warrant which are not defined in this Section 1 have the meanings respectively set forth therefor elsewhere in this Warrant.

     2. OWNERSHIP OF THIS WARRANT

     The Company may deem and treat the Person in whose name this Warrant is registered as the Holder and owner hereof for all purposes, notwithstanding any notations of ownership or writing made hereon by anyone other than the Company, and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration or transfer as provided in Section 3. The Company shall maintain at its chief executive office, a register for the Warrants, in which the Company shall record the name and address of the

Person in whose name each Warrant has been issued, as well as the name and address of each transferee and each prior owner of such Warrant. Within five days after the Holder shall by written notice to the Company request the same, the Company will deliver to such Holder a certificate signed by one of its officers, listing the names and addresses of every other Holder, as such information appears in said register and in the stock transfer books of the Company at the close of business on the day before such certificate is signed.

     3. EXCHANGE, TRANSFER AND REPLACEMENT

     This Warrant is exchangeable, upon the surrender hereof by the registered Holder to the Company at its office provided for in Section 2, for new Warrants of same tenor, representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares as shall be designated by said registered Holder at the time of such surrender. Subject to Section 5 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, only upon the register of this Warrant provided for in Section 2, by the registered Holder hereof in person or by duly authorized attorney, and a new Warrant shall be made and delivered by the Company, of the same tenor as this Warrant but registered in the name of the transferee, upon surrender of this Warrant together with a duly completed assignment, in the form attached hereto as Exhibit A, at the office of the Company where the register provided for in
Section 2 is maintained. Upon receipt by the Company at its office provided for in Section 2 of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant, if mutilated, the Company will make and deliver a new Warrant of same tenor in replacement of this Warrant; provided, if a Person having net assets in excess of $10,000,000 (as disclosed in its last audited financial statement) shall be the registered Holder, an agreement of indemnity by it shall be sufficient for all purposes of this Section 3. This Warrant shall be promptly cancelled by the Company upon the surrender thereof in connection with any exchange, transfer or replacement. The Company shall pay all taxes (other than securities transfer taxes which shall be paid by Holder) and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 3.

     4. EXERCISE RIGHTS

     4.1. Exercise Period. The Holder may in its sole discretion exercise (an "Exercise Event"), in whole or in part, the purchase rights represented by this Warrant at any time and from time to time on or after the date hereof and until the Expiration Date (the "Exercise Period").

     4.2. Exercise Procedure. (a) An Exercise Event shall have been deemed to have occurred as of the time during the Exercise Period when the Company has received all of the following items (the "Exercise Time"):

          (i) a completed Exercise Agreement, as described in Section 4.3 below, executed by the registered Holder;

          (ii) this Warrant; and

         (iii) payment in an amount equal to the Exercise Price for the Warrant Shares for which this Warrant is being exercised in cash, or by a certified or official bank check, or by any combination thereof.

     (b) Certificates for Warrant Shares purchased upon exercise of this Warrant will be delivered by the Company to the registered Holder within three business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company will prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and will, within such three-day period, deliver such new Warrant to the registered Holder.

     (c) The Warrant Shares issuable upon exercise of this Warrant, shall, when issued, and after payment therefor pursuant to Section 4.2(a)(iii), be duly authorized, validly issued, fully paid, and nonassessable and will be free from all liens and encumbrances with respect thereto.

     (d) The Warrant Shares issuable upon the exercise of this Warrant will be deemed to have been issued at the Exercise Time, and the Person or Persons in whose name or names such Warrant Shares are registered will be deemed for all purposes to have become the record holder of such Warrant Shares at the Exercise Time.

     (e) The issuance of certificates for Warrant Shares upon exercise of this Warrant will be made without charge to the Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares; provided, however, in the event that Warrant Shares are to be issued to a person other than the person in whose name the Warrant being exercised is registered, then the person requesting such exercise shall pay any transfer or other taxes required by reason of the issuance of Warrant Shares to a person other than the registered holder of the Warrant surrendered thereby unless it is established to the satisfaction of the Company that such tax has been paid or is not applicable.

     (f) The Company will not close its books against the transfer of this Warrant or of any of the Warrant Shares in any manner which interferes with the timely exercise of this Warrant. The Company will from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Shares acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

     4.3. Exercise Agreement. Upon any exercise of this Warrant, the Exercise Agreement will be substantially in the form set forth in Exhibit B hereto (the "Exercise Agreements"), except that if the Warrant Shares are not to be issued in the name of the registered Holder, the Exercise Agreement will also state the name or names of the Person or Persons to whom the certificates for the Warrant Shares are to be issued, and the registered Holder shall comply with Sections
5.1 and 5.2 hereof in connection therewith. Such Exercise Agreement will be dated the actual date of execution thereof.

     5. TRANSFER

     5.1. Restrictions on Transfer Generally. Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant shall not be Transferred other than to an Affiliate of the Holder, to any Bank (or an Affiliate of any Bank) or to any member of the consolidated group of Compagnie Financiere de Paribas or any officer or employee of any member of the consolidated group of Compagnie Financiere de Paribas and the related Warrant Shares shall not either be issuable to any Person other than the registered Holder, an Affiliate of such Holder, any Bank (or an Affiliate of any Bank), any member of the consolidated group of Compagnie Financiere de Paribas, or any officer or employee of any member of the consolidated group of Compagnie Financiere de Paribas, or Transferable by the registered owner thereof other than to an Affiliate of the Holder, to any Bank (or an Affiliate of any Bank) or to any member of the consolidated group of Compagnie Financiere de Paribas or any officer or employee of any member of the consolidated group of Compagnie Financiere de Paribas, except upon satisfaction of the conditions specified in this Section 5.1. Such condition is intended to insure compliance with the provisions of the Securities Act in respect of the exercise of this Warrant or Transfer of this Warrant or any Warrant Shares. The registered Holder of this Warrant, and each registered owner of Warrant Shares, agrees that it will not, in each case, prior to delivery to the Company of the opinion of the counsel referred to in, and to the effect described in, Section 5.2, to the extent such opinion has been requested by the Company, or until registration under the Securities Act of this Warrant and all related Warrant Shares has become effective: (i) Transfer this Warrant other than to an Affiliate of the Holder, to any Bank (or an Affiliate of any Bank) or to any member of the consolidated group of Compagnie Financiere de Paribas or any officer or employee of any member of the consolidated group of Compagnie Financiere de Paribas; (ii) request the issuance to any

Person, other than the registered Holder, an Affiliate of such Holder, any Bank (or an Affiliate of any Bank) any member of the consolidated group of Compagnie Financiere de Paribas, or any of officer or employee of any member of the consolidated group of Compagnie Financiere de Paribas, of Warrant Shares issuable upon exercise of this Warrant; or (iii) Transfer other than to an Affiliate of the Holder, to any Bank (or an Affiliate of any Bank) or to any member of the consolidated group of Compagnie Financiere de Paribas or any officer or employee of any member of the consolidated group of Compagnie Financiere de Paribas any Warrant Shares.

     5.2. Opinions of Counsel. So long as this Warrant, or any certificate for Warrant Shares issued upon exercise of this Warrant, bears the legend required by Section 5.4 hereof, the registered Holder of this Warrant and each registered owner of any Warrant Shares agrees, by the acceptance thereof, that prior to any Transfer other than to an Affiliate of the Holder, to any Bank (or an Affiliate of any Bank) or to any member of the consolidated group of Compagnie Financiere de Paribas or any officer or employee of any member of the consolidated group of Compagnie Financiere de Paribas or attempted Transfer other than to an Affiliate of the Holder, to any Bank (or an Affiliate of any Bank) or to any member of the consolidated group of Compagnie Financiere de Paribas or any officer or employee of any member of the consolidated group of Compagnie Financiere de Paribas thereof it shall give written notice to the Company of such Person's intention to effect such Transfer. Each such notice shall describe the manner and circumstances of the proposed Transfer, and if in the Company's reasonable opinion an exemption from registration under the Securities Act is not available in connection with such Transfer, at the request of the Company, shall be accompanied by an opinion of counsel, reasonably acceptable to the Company and any transfer agent therefore, to the effect that such proposed Transfer may be effected without registration under the Securities Act. If the proposed Transfer may be effected without registration under the Securities Act, the Person giving notice shall thereupon be entitled to consummate such Transfer in accordance with the terms of the notice delivered by such Person to the Company upon delivery to the Company of the written agreement of the proposed transferee to become bound by the provisions of Sections 5.1 and 5.2 hereof and by the terms of the Shareholders Agreement. Each Warrant or certificate evidencing Warrant Shares, as the case may be, issued to a transferee in such Transfer shall bear the legend set forth in Section 5.4 if required by such clause, unless such legend is not required or appropriate in order to insure compliance with the Securities Act.

     5.3. Registration Rights and Other Rights. Each registered Holder of this Warrant and each registered owner of Warrant Shares shall be entitled to the benefits of and shall be subject to the obligations under the Shareholders Agreement, the Registration Rights Agreement and the Investor Securities Purchase Agreement (including, without limitation, information and access rights, board observation rights, covenants and representations and warranties, demand registration rights, piggy-back registration rights and tag-along rights).

     5.4. Legends. (a) Each Warrant issued in exchange, transfer, or replacement of this Warrant shall (unless otherwise permitted by Section 5.2 hereof or unless at such time as the Warrant shall have been transferred under an effective registration statement under the Securities Act or pursuant to Rule 144 or 144A or any successor rules) be stamped or otherwise imprinted with a legend substantially in the form of the legend appearing at the top of the first page of this Warrant.

     (b) Each certificate for Warrant Shares shall (unless otherwise permitted by Section 5.2 or unless such Warrant Shares shall have been transferred under an effective registration statement under the Securities Act or pursuant to Rule 144 or 144A or any successor rules) be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE TRANSFER OF SAID SECURITIES IS SUBJECT TO THE RESTRICTIONS SET FORTH IN SECTION 5 OF WARRANT NO. 1, DATED AS OF JANUARY 30, 1995, OF CDI GROUP, INC. AND DELIVERED TO THE REGISTERED HOLDER THEREOF, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE HEAD OFFICE OF CDI GROUP, INC., AND NO TRANSFER OF SAID SECURITIES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL THE TERMS AND CONDITIONS OF SAID SECTION 5 SHALL HAVE BEEN COMPLIED WITH. THIS WARRANT, AND THE WARRANT SHARES ISSUABLE UPON EXERCISE HEREOF, ARE ALSO SUBJECT TO THE STOCKHOLDER AGREEMENT DATED AS OF JANUARY 30, 1995, AMONG CDI GROUP, INC., BANCBOSTON VENTURES INC., HARVEST TECHNOLOGY PARTNERS, L.P. AND THE OTHER PARTIES SIGNATORY THERETO. A COPY OF SUCH STOCKHOLDER AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

     (c) The provisions of Sections 5.1, 5.2 and this Section 5.4 shall be binding upon all Holders and all subsequent holders of certificates for Warrant Shares bearing the legend set forth in subsection (b) above.

     5.5. Exchange of Certificates. As soon as possible after the effective date of any registration statement under the Securities Act pursuant to the terms and conditions contained in the Registration Rights Agreement, the Company will deliver to the Holder of any Warrant or any Warrant Shares so registered, upon demand of such holder and its delivery to the Company of a certificate or certificates representing such Warrant or Warrant Shares bearing the legend set forth in Section 5.4, a new certificate or certificates representing such Warrant Shares but not bearing such legend.

     5.6. Regulatory Sale or Disposition. Anything herein or in the Shareholders Agreement to the contrary notwithstanding, in the event that any Holder or any of the Holders' Affiliates shall deliver to the Company an opinion of counsel to such Holder or such Affiliate, as the case may be, to the effect that if such Holder or such Affiliate, as the case may be, shall continue to hold some or all of the Warrants or its Warrant Shares or any other securities of the Company held by it, there is a material risk that such ownership will result in the violation of any statute, regulation or rule of any governmental authority (including, without limitation, Regulation Y), such Holder or such Affiliate, as the case may be, may sell or otherwise dispose of its Warrants or Warrant Shares, as the case may be, in as prompt and orderly a manner as is reasonably necessary. The Company shall cooperate with such Holder or such Affiliate, as the case may be, in disposing of its Warrants or Warrant Shares, and (without limiting the foregoing) at the request of such Holder or such Affiliate, as the case may be, the Company shall provide (and authorize such Holder or such Affiliate, as the case may be, to provide) financial and other information concerning the Company to any prospective purchaser of the Warrants or Warrant Shares owned by such Holder or such Affiliate, as the case may be, subject to appropriate confidentiality arrangements satisfactory to the Company. The provisions of this Section 5.6 shall inure solely to the benefit of the Holders and their Affiliates which are subject to the provisions of the Bank Holding Company Act of 1956, as amended (including Regulation Y promulgated thereunder). Any sale or transfer of any Warrants or Warrant Interest pursuant to this
Section 5.6 shall be subject to the other provisions of this Section 5.

     6. COMPANY'S ACKNOWLEDGMENT OF OBLIGATIONS

     The Company will, at the time of any exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to any Holder of Warrant Shares all rights (including, without limitation, all rights contained in the Shareholders Agreement, the Registration Rights Agreement and the Investor Securities Purchase Agreement) to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant; provided, however, that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.

     7. ADJUSTMENTS TO NUMBER OF WARRANT SHARES

     7.1. Adjustment of Number of Warrant Shares. The number of Warrant Shares purchasable pursuant hereto shall be subject to adjustment from time to time on and after the Date of Issuance as hereinafter provided in this Section 7.1.

     (a) In case the Company shall at any time after the Date of Issuance (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock,
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock or other assets in a reclassification or reorganization of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing entity), the securities purchasable pursuant hereto shall be adjusted to the number of Warrant Shares and amount of any other securities, cash or other property of the Company which such Holder would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. Any Warrant Shares purchasable as a result of such adjustment shall not be issued prior to the effective date of such event.

     (b) In case the Company shall issue shares of its Common Stock or issue rights, options (including options issued to employees under the Company's 1995 Stock Option Plan on or after the date hereof) or warrants to subscribe for or purchase, or other securities exchangeable for or convertible into, shares of its Common Stock (any such rights, options, warrants or other securities being herein called "Rights") (excluding (i) shares issued in a transaction covered by
Section 7.1(a), (ii) shares issued upon conversion, exercise, or exchange of Rights issued after the date hereof (provided that appropriate adjustments were made hereunder upon the issuance of such Rights) and (iii) the Warrants and any Warrant Shares issued on exercise thereof at an issuance, subscription, offering, exercise or conversion price (the "Offering Price") per share which is lower than the current market price per share of Common Stock (as defined in paragraph (d) below) on the date of issuance or grant, whether or not such Rights are immediately exercisable or convertible, the number of Warrant Shares issuable hereunder after such issuance or grant shall be determined by multiplying the number of Warrant Shares issuable hereunder immediately prior to any adjustment in connection with such issuance or grant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to the date of issuance or grant of such shares of Common Stock or Rights (assuming that all Common Stock into which all outstanding rights, options, warrants and convertible securities excluding such Rights are exercisable or convertible is outstanding) plus the number of additional shares of Common Stock issued and the number of shares of Common Stock that would be issued upon exercise of such Rights, and of which the denominator shall be the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to the date of issuance or grant of such Common Stock or Rights (assuming that all Common Stock into which all outstanding rights, options, warrants and convertible securities excluding such Rights are exercisable or convertible is outstanding) plus the number of shares which the aggregate Offering Price of the total number of shares of Common Stock so offered would purchase at the current market price per share of Common Stock on the date of issuance; provided that to the extent any such Rights, so issued expire or are cancelled or redeemed without having been exercised or converted, the number of Warrant Shares issuable hereunder shall again be adjusted to reflect such expiration, cancellation or redemption of such Rights. Such adjustment shall be made whenever such shares of Common Stock or Rights are issued or granted. For purposes of this paragraph (b), the "Offering Price" per share of Common Stock shall in the case of Rights be determined by dividing (x) the total amount received or receivable by the Company in consideration of the issuance of such Rights plus the total consideration payable to the Company upon exercise thereof, by (y) the total number of shares of Common Stock covered by such Rights.

     (c) In case the Company shall distribute to any holder of its shares of Common Stock or Rights, evidences of its indebtedness or assets (including securities and cash dividends other than regular quarterly cash dividends paid in the ordinary course of business out of the Company's consolidated earnings), but excluding dividends or distributions referred to in paragraph (a) above or Rights, referred to in paragraph (b) above (collectively, "Distributions"), then in each case the number of Warrant Shares issuable hereunder after any such Distribution shall be determined by multiplying the number of Warrant Shares issuable hereunder prior to such Distribution by a fraction, the numerator of which shall be the current market price per share of Common Stock (as defined in paragraph (d) below) on the record date for such distribution, and of which the denominator shall be such current market price per share of Common Stock, less the then fair market value (as reasonably determined in good faith by the Board of Directors of the Company) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock. Such adjustments shall be made successively whenever any such Distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such Distribution. In the event that the Holders of a Majority of Warrant Interests disagree with the Company's determination of the fair market value of any assets or evidences of indebtedness pursuant to this subsection 7.1(c), then such fair market value shall be determined by an independent appraisal firm (which may be an investment banking firm of national recognition) selected by such Holders and the Company (the "Appraisal Firm"). If the Appraisal Firm determines such fair market value to be greater than 105% of the Company's determination, then the Company shall bear the costs of the Appraisal Firm. If the Appraisal Firm determines the current market value to be less than 105% of the Company's determination, the Holders of the Warrant Interests shall reimburse the Company for the cost of the Appraisal Firm.

     (d) For the purpose of any computation under paragraphs (b) and (c) of this Section, the current market price per share of Common Stock at any date shall be the average of the daily closing prices for the 10 consecutive trading day prior to the earlier to occur of (i) the date as of which the market price is to be computed or (ii) the last full trading day before the commencement of "ex-dividend" trading in the Common Stock relating to the event giving rise to the adjustment required by paragraph (b) or (c). The closing price for each day shall be the last such reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange or in the NASDAQ-National Market System on which the shares of Common Stock are listed or to which such shares are admitted to trading, or, if not listed or admitted to trading, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market as reported by NASDAQ or any comparable system, or if the Common Stock is not listed on NASDAQ or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the a Majority of the Warrant Interests for that purpose. In the event the Company's Common Stock is not then publicly traded or if for any other reason the current market price per share cannot be determined pursuant to the foregoing provisions of this paragraph (d), the appropriate current market price per share shall be the fair market value thereof (without regard to any transfer restrictions imposed by law or contract thereon or lack of liquidity thereof) as determined by the Board of Directors of the Company. In the event that the Holders of Majority of Warrant Interests disagree with the Company's determination of the current market price per share of Common Stock made pursuant to the immediately preceding sentence, then such current market price or fair market value, as the case may be, shall be determined by an independent appraisal firm (which may be an investment banking firm of national recognition) selected by such Holders and the Company (the "Appraisal Firm"). If the Appraisal Firm determines such fair market value to be greater than 105% of the Company's determination, then the Company shall bear the costs of the Appraisal Firm. If the Appraisal Firm determines the current market value to be less than 105% of the Company's determination, the Holders of the Warrant Interests shall reimburse the Company for the cost of the Appraisal Firm.

     (e) Whenever the numbers of Warrant Shares are adjusted as herein provided, the Exercise Price payable upon exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares immediately thereafter.

     (f) No adjustment in the number of Warrant Shares shall be required hereunder unless such adjustment would result in an increase or decrease of at least one percent (1%) of the Exercise Price; provided, however, that any adjustments which by reason of this paragraph (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-hundredth of a cent or to the nearest one-thousandth of a share, as the case may be.

     (g) For the purpose of this subsection 7.1, the term "shares of Common Stock" shall mean (i) the classes of stock designated as the Common Stock of the Company at the date of this Agreement, (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value or (iii) any other class of capital stock of the Company which is not by its terms restricted in amount or timing to the entitlement to dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company. In the event that at any time, as a result of an adjustment made pursuant to this subsection 7.1, the Holders shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so receivable upon exercise of this Warrant and the Exercise Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Section 7.

     7.2. Reorganization, Merger, etc. If any capital reorganization, reclassification or similar transaction involving the capital stock of the Company (other than as specified in Section 7.1(a)), any consolidation, merger or business combination of the Company with another corporation, or the sale or conveyance of all or any substantial part of the assets of the Company to another corporation, shall be effected in such a way that holders of the Common Stock shall be entitled to receive stock, securities or assets (including, without limitation, cash) with respect to or in exchange for shares of the Common Stock, then, prior to and as a condition of such reorganization, reclassification, similar transaction, consolidation, merger, business combination, sale or conveyance, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase upon exercise of this Warrant and upon payment of the Exercise Price in effect immediately prior to such action, the kind and amount of shares of stock, securities or assets which he would have owned or been entitled to receive after the happening of such reorganization, reclassification, similar transaction, consolidation, merger, business combination, sale or conveyance had this Warrant been exercised immediately prior to such transaction. The Company shall not effect any such consolidation, merger, business combination, sale or conveyance unless prior to or simultaneously with the consummation thereof the survivor or successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and sent to each registered Holder, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive. Nothing contained in this Section, shall limit the Holder's obligation to participate in an Approved Sale (as defined in the Shareholders Agreement) in accordance with the provisions of the Shareholders Agreement.

     7.3. Voluntary Adjustment by the Company. The Company may at its option, at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company, including such reductions in the Exercise Price as the Company considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients; provided, however, that no such adjustment in Exercise Price shall affect the number of Warrant Shares.

     7.4. Notice of Adjustment. Whenever the number of Warrant Shares or the Exercise Price is required to be adjusted, as herein provided, the Company promptly shall deliver to each Holder, notice of such adjustment or adjustments and a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Warrant Shares and the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

     7.5. Other Events. If any event occurs as to which the foregoing provisions of this Section 7 are not strictly applicable or, if strictly applicable, would not, fairly and adequately protect the purchase rights represented by the Warrants in accordance with the essential intent and principles of such provisions, then the Company shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be necessary to protect such purchase rights as aforesaid.

     7.6. Statement on Warrant Certificates. Irrespective of any adjustments in the Exercise Price or the number or kind of Warrant Shares, this Warrant may continue to express the same price and number and kind of shares as are stated on the front page hereof.

     7.7. Exceptions to Adjustment. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the number of Warrant Shares issuable hereunder in the case of the issuance of the Warrants or the issuance of shares of the Common Stock upon exercise of the Warrants.

     7.8. Treasury Warrant Shares. The number of shares of the Common Stock outstanding at any time shall not include shares owned or held by or for the account of the Company or any of its subsidiaries, and the disposition of any such shares shall be considered an issue or sale of the Common Stock for the purposes of this Section 7.

     7.9. Company to Prevent Dilution. In case at any time or from time to time conditions arise by reason of action taken by the Company or any of its subsidiaries which are not adequately covered by the provisions of this Section 7, or which might adversely affect the exercise rights of the registered Holders, the Board of Directors of the Company shall appoint a firm of independent certified public accountants of recognized national standing, which may be the firm regularly retained by the Company, which shall give their opinion upon the adjustment, if any, necessary with respect to the number of Warrant Shares into which this Warrant is exercisable, on a basis consistent with the standards established in the other provisions of this Section 7, so as to preserve, without dilution, the exercise rights of the registered Holders. Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described therein.

     8. SPECIAL COVENANTS OF THE COMPANY

     The Company covenants and agrees that until the Expiration Date:

          (a) The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, directly or indirectly avoid or seek to avoid the of servance or performance of any of the terms of this Warrant, or the Shareholders Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of stock receivable upon the exercise of the Warrants above the Exercise Price payable therefor upon such exercise, and (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock upon the exercise of all Warrants from time to time outstanding (including as a result of a reduction in the purchase price pursuant to the terms hereof).

          (b) If any Warrant Shares required to be reserved for the purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal law (other than the Securities
     Act) or under any state law before such Warrant Shares may be issued upon exercise of this Warrant, the Company will, at its expense, as expeditiously as possible use its best efforts to cause such Warrant Shares to be duly registered or approved, as the case may be.

          (c) If at any time Common Stock is listed on any national securities exchange (as defined in the Exchange Act), the Company will, at its expense, obtain and maintain the approval for listing on each such exchange upon official notice of issuance of all Warrant Shares receivable upon the exercise of the Warrants at the time outstanding and maintain the listing of such Warrant Shares after their issuance; and the Company will so list on such national securities exchange, will register under the Exchange Act (and any similar state statute then in effect), and will maintain such listing of, any other securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

          (d) The Company covenants and agrees to give each Holder, as reflected in books and records of the Company, prior written notice of the expiration of the Exercise Period of the Warrants. Such notice shall be delivered not less than thirty (30) days but not more than sixty (60) days prior to such expiration; provided, that if the Company fails to give such notice, the expiration of such Exercise Period shall not occur, until thirty (30) days after such notice is delivered.

          (e) The Company covenants that, following an initial public offering of the Common Stock it will file any reports required to be filed by it under the Securities Act and the Exchange Act and, whether or not the Company has effected an initial public offering, it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rules 144 and 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rules or regulations or regulations hereafter adopted by the Commission; provided, that any such sale shall also be made in accordance with the terms and provisions of the Stockholders Agreement. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

          (f) The Company agrees that the fair market value of the Warrants, when taken together with the terms of the Indebtedness arising under the Credit Agreement (the "Credit Agreement Debt"), will not result in any original issue discount ("OID") for federal income tax purposes with respect to the Credit Agreement Debt and the Company agrees not to claim any OID with respect to the Credit Agreement Debt.

     9. NOTIFICATION BY THE COMPANY

     In case at any time:

          (i) the Company shall declare any dividend or make any distribution upon its Common Stock; or

          (ii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other securities convertible into or exchangeable for shares of stock or any rights or options to subscribe thereto; or

          (iii) the Board of Directors of the Company shall authorize any capital reorganization, reclassification or similar transaction involving the capital stock of the Company, or a sale or conveyance of all or a substantial part of the assets of the Company, or a consolidation, merger or business combination of the Company with another Person; or

          (iv) actions or proceedings shall be authorized or commenced for a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of such cases, the Company shall give written notice to the Holder, at the earliest time legally practicable (and not less than 30 days before any record date or other date set for definitive action) of the date on which (A) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or options or (B) such reorganization, reclassification, sale, conveyance, consolidation, merger, dissolution, liquidation or winding-up shall take place or be voted on by stockholders of the Company, as the case may be. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution, subscription rights or options or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, conveyance, consolidation, merger, dissolution, liquidation or winding-up, as the case may be. If the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of stockholders, the notice required by this Section 9 shall so state.

     10. NO VOTING RIGHTS; LIMITATIONS OF LIABILITY

     Prior to exercise, this Warrant will not entitle the Holder to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such Holder for the purchase price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

     11. DATE OF ISSUANCE

     The date the Company initially issues this Warrant will be deemed to be the Date of Issuances hereof and of each new Warrant issued in exchange, transfer or replacement hereof, regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued.

     12. AMENDMENT AND WAIVER

     (a) No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and the Majority of the Warrant Interests.

     (b) Any such amendment, modification or waiver effected pursuant to this
Section 12 shall be binding upon the Holders of all Warrants and Warrant Shares, upon each future holder thereof, upon the Company and its shareholders. In the event of any such amendment, modification or waiver, the Company shall give prompt written notice thereof to all Holders and, if appropriate, notation thereof shall be made on all Warrants thereafter surrendered for registration of transfer or exchange.

     (c) No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

     13. NO FRACTIONAL WARRANT SHARES

     The Company shall not be required to issue stock certificates representing fractions of Warrant Shares, but may at its option in respect of any final fraction of a Warrant Share make a payment in cash based on the then current market price of the Common Stock (as determined in accordance with Section 7.l(d)) after giving effect to the full exercise or conversion of the Warrants.

     14. RESERVATION OF WARRANT SHARES

     The Company will authorize, reserve and keep available at all times, free from preemptive rights, a sufficient number of Warrant Shares to satisfy the requirements of this Warrant and any other outstanding Warrants.

     15. NOTICES

     All notices, requests, consents and other communications hereunder shall be in writing (including, telegraphic, telex, facsimiled or cable communication) and delivered, mailed telegraphed, telexed, telecopied or cabled:

          (i) if to the Holder, at 787 Seventh Avenue, New York, New York 10019,
     Attention: Stephen Eisenstein or at such other address as may have been furnished to the Company in writing by the Holder; and

          (ii) if to the Company, at 251 Industrial Parkway, Somerville, New Jersey 08876, Attention: President, or at such other address as may have been furnished to the Holder in writing by the Company.

     All such notices and communications shall, when mailed, telegraphed, telexed, facsimiled, or cabled or sent by overnight courier, be effective 3 Business Days after deposited in the mails, certified, return receipt requested, when delivered to the telegraph company, cable company or one day following delivery to an overnight courier, as the case may be, or sent by telex or facsimilar device.

     16. HEADINGS

     The headings of the Sections and subsections of this Warrant are inserted for convenience only and shall not be deemed to constitute a part of this Warrant.

     17. GOVERNING LAW; CONSENT TO JURISDICTION

     THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE. If any action or proceeding shall be brought by any Holder in order to enforce any right or obligation in respect of this Warrant, the Company hereby consents and will submit to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Warrant, and agrees that venue will be proper in any such court.

     18. BINDING EFFECT

     The terms and provisions of this Warrant shall inure to the benefit of the original Holder and its successors and assigns and shall be binding upon the Company and its successors and assigns, including, without limitation, any Person succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

     IN WITNESS WHEREOF, the seal of the Company and the signatures of its duly authorized officers have been affixed hereto as of the date first written above.


                                             CDI GROUP, INC.



                                             By
                                                -------------------------------
                                                Title:

                                                                       EXHIBIT A
                                                                       ---------


                                   ASSIGNMENT

                     To Be Executed by the Registered Holder
                   Desiring to Transfer the Within Warrant of


                                 CDI GROUP, INC.



FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfers unto ___________________________ the right to purchase ______ shares of the Class A Common Stock covered by the within Warrant, and does hereby irrevocably constitute and appoint _________________ Attorney to transfer the said Warrant on the books of the Company (as defined in said Warrant), with full power of substitution.

                                   Name of
                                   Registered Holder_________________________



                                   Signature ________________________________
                                   Title:
                                   Address:


Dated:______________________


In the presence of



____________________________



                                     NOTICE:


     The signature to the foregoing Assignment must correspond to the name written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                       EXHIBIT B
                                                                       ---------





                               EXERCISE AGREEMENT

                     To Be Executed by the Registered Holder
                   Desiring to Exercise the Within Warrant of


                                 CDI GROUP, INC.


     The undersigned registered holder hereby exercises the right to purchase ________ shares of the Class A Common Stock covered by the within Warrant, according to the conditions thereof, and herewith make payment in full of the Exercise Price of such shares, $ _________________.



                                   Name of
                                   Registered Holder_________________________



                                   Signature ________________________________
                                   Title:
                                   Address:


Dated:_________________, ____